Exhibit 99.2

ADDITIONAL REVOLVING LOAN COMMITMENT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS,

WACHOVIA BANK, NATIONAL ASSOCIATION,

CITICORP NORTH AMERICA, INC., LASALLE BANK NATIONAL ASSOCIATION AND

RAYMOND JAMES BANK, FSB

August 28, 2006

Strategic Hotel Funding, L.L.C.

77 West Wacker Drive

Suite 4600

Chicago, Illinois 60601

Attention:

Re: Additional Revolving Loan Commitment

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of November 9, 2005 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Omnibus Amendment to Loan Documents, dated as of the date hereof, and as the same may be further amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), between Strategic Hotel Funding, L.L.C. (the “Borrower” or “you”), Deutsche Bank Trust Company Americas (“DBTCA”), as the administrative agent (in such capacity, the “Administrative Agent”) and the various financial institutions as are or may become parties thereto as lenders (together with DBTCA, collectively the “Lenders” and individually, a “Lender”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Lender (each, an “Additional Revolving Loan Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Additional Revolving Loan Commitment in the amount set forth opposite its name on Annex I attached hereto (for each such Additional Revolving Loan Lender, its “Additional Revolving Loan Commitment”). Each Additional Revolving Loan Commitment provided pursuant to this Agreement shall (x) be subject to the terms and conditions set forth in the Credit Agreement, including Section 2.8 thereof and (y) upon the effectiveness of this Agreement, increase the Revolving Loan Commitment of the respective Additional Revolving Loan Lender under the Credit Agreement as contemplated by Section 2.8 of the Credit Agreement and the definition of Additional Revolving Loan Commitment.

Each Additional Revolving Loan Lender and the Borrower acknowledge and agree that, with respect to the Additional Revolving Loan Commitment provided by such Additional Revolving Loan Lender pursuant to this Agreement, such Additional Revolving Loan Lender shall receive a fee equal to that amount set forth opposite its name on Annex I attached hereto, which fee shall be due and payable to such Additional Revolving Loan Lender on the effective date of this Agreement.

Each Additional Revolving Loan Lender, to the extent that it is not already a Lender under the Credit Agreement, (i) confirms that it is (I) a parent company and/or an affiliate of a Lender which is at least 50% owned by such Lender or its parent company, (II) in the event the Additional Revolving Loan Lender is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of a Lender or by an affiliate of such investment advisor or (III) an Eligible Assignee under Section 10.9 of the Credit Agreement, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, and (vi) to the extent legally entitled to do so, attaches the forms described in Section 10.9 of the Credit Agreement.

Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to the Administrative Agent all documents, and take all actions, reasonably required by the Administrative Agent and Lenders from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement and the other Loan Documents, including, but not limited to, executing a Revolving Note payable to each Additional Revolving Lender evidencing the Additional Revolving Loan Commitment, and any security interest created or purported to be created thereunder, to protect and further the validity, priority and enforceability of this Agreement and the other Loan Documents, to subject to the Loan Documents any property of the Administrative Agent and Lenders, respectively, intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or otherwise carry out the purposes of this Agreement and the other Loan Documents and the transactions contemplated thereunder.

Borrower acknowledges and agrees that all Obligations with respect to Additional Revolving Loan Commitments shall be fully guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof.

The effective date of this Agreement shall be the date on which (i) the parties hereto have executed a counterpart of this Agreement and delivered same to the Administrative Agent, (ii) all fees and expenses required to be paid in connection herewith have been paid, (iii) the satisfaction of the conditions in Section 2.8 of the Credit Agreement and (iv) the other conditions precedent set forth in Annex II hereto (which shall be consistent with the requirements of Section 2.8 of the Credit Agreement and the Additional Loan Commitment Requirements) have been satisfied, which date shall be no later than August 28, 2006.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of the same to us before the close of business on August 28, 2006. If you do not so accept this Agreement by such time, our Additional Revolving Loan Commitments set forth in this Agreement shall be deemed cancelled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.1 of the Credit Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

* * *

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

By:	/s/ George R. Reynolds
Name:	George R. Reynolds
Title:	Vice President

By:	/s/ James Rolison
Name:	James Rolison
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Dean Whitehill
Name:	Dean Whitehill
Title:	Vice President

CITICORP NORTH AMERICA, INC.

By:	/s/ Niraj R. Shah
Name:	Niraj R. Shah
Title:	Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Thomas F. Macina
Name:	Thomas F. Macina
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Kim Kalseth
Name:	Kim Kalseth
Title:	Vice President

Agreed and Accepted

this 28th day of August, 2006:

STRATEGIC HOTEL FUNDING, L.L.C.

By:	/s/ Robert McAllister
Name:	Robert McAllister
Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ George R. Reynolds
Name:	George R. Reynolds
Title:	Vice President

By:	/s/ James Rolison
Name:	James Rolison
Title:	Director

ANNEX I

Name of Additional Revolving Loan Lender	Amount of Additional Revolving Loan Commitment	Fee
Deutsche Bank Trust Company Americas	$19,166,666.67	20 basis points
Wachovia Bank National Association	$19,166,666.67	20 basis points
Citicorp North America, Inc.	$19,166,666.67	20 basis points
LaSalle Bank National Association	$10,000,000	20 basis points
Raymond James Bank, FSB	$7,500,000	20 basis points
Total	$75,000,000

Conditions Precedent

Payment of Administrative Agent Fees and Expenses in the amount of $15,000.00.

Legal Opinion of Borrower’s Counsel.